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                                                                    EXHIBIT 10.9

                                                                  EXECUTION COPY


LINK ENERGY LIMITED PARTNERSHIP
P.O. BOX 4666
Houston, Taxes 77210-466
www.linkenergy.com

                               February 24, 2004

Standard Chartered Trade Services Corporation
One Madison Avenue
New York, NY 10010-3603

         Re:      Extensions

Gentlemen:

         Link Energy Limited Partnership ("Link") hereby notifies Standard Chartered Trade Services Corporation ("SCTSC") of its intent to extend the following agreements:

         1. Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Crude Oil Purchase Agreement"); and

         2. Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Receivables Purchase Agreement").

         The Crude Oil Purchase Agreement and Receivables Purchase Agreement are hereby referred to collectively as the "Agreements."

         Link hereby elects to extend the Agreements from the First Extension Date, as defined in the Agreements, to June 1, 2004. Additionally, Link agrees to pay to SCTSC the applicable extension fees of $437,500, as agreed between the parties and execute all necessary documents to effectuate the extensions.

         Please evidence your acceptance of Link election to extend the Agreements by signing on behalf of SCTSC in the space provided and providing a signed copy of the letter to Link for its files.

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Standard Chartered Trade Services Corporation
February 24, 2004
Page 2

         Should you have any questions, please contact me.

                                 Very truly yours,

                                 Link Energy Limited Partnership
                                 By:  Link Energy LLC, its duly authorized agent

                                 by: ___________________________________________
                                             James R. Allred
                                             Vice President and Treasurer

Agreed to and Accepted
this _____ day of __________ , 2004, by:

Standard Chartered Trade Services Corporation

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________